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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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Date of report (Date of earliest event reported): February 5, 2004 (February 4, 2004)
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                           NEBRASKA BOOK COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)



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
         KANSAS                  333-48221               47-0549819
     (State or Other            (Commission             (IRS Employer
     Jurisdiction of            File Number)         Identification No.)
     Incorporation)
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                 4700 SOUTH 19TH STREET, LINCOLN, NE 68501-0529

               (Address of Principal Executive Offices) (Zip Code)

            ---------------------------------------------------------

                                 (402) 421-7300

              (Registrant's telephone number, including area code)

                                 ---------------
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)   EXHIBITS.

      99.1  Press Release of Nebraska Book Company, Inc., dated February 5,
            2004.

ITEM 9. REGULATION FD DISCLOSURE.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On February 4, 2004, Nebraska Book Company, Inc. commenced a tender offer and consent solicitation for its 8 3/4% senior subordinated notes and issued a press release announcing the tender offer on February 5, 2004. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated into Item 9 of this Form 8-K by reference.



                                   SIGNATURES

      Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 5, 2004                  NEBRASKA BOOK COMPANY, INC.



                                  By:   /s/ Alan G. Siemek
                                      ------------------------------------------
                                        Alan G. Siemek
                                        Chief Financial Officer, Senior Vice
                                        President of Finance and Administration,
                                        Treasurer and Assistant Secretary


                                  EXHIBIT INDEX

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 99.1  Press Release of Nebraska Book Company, Inc., dated February 5, 2004.
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